UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

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IVY FUNDS

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(Exact name of registrant as specified in charter)

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354

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(Address of principal executive offices) (Zip code)

David F. Connor

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354

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(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

ITEM 1.     REPORTS TO STOCKHOLDERS.

Annual Report JUNE 30, 2021

Ticker
	Class A	Class B	Class C	Class I	Class R6^
IVY FUNDS

Delaware Ivy Accumulative Fund* (formerly, Ivy Accumulative Fund)	IATAX	IATBX	IATCX	IATIX	IATNX

Delaware Ivy Wilshire Global Allocation Fund** (formerly, Ivy Wilshire Global Allocation Fund)	IWGAX	IWGBX	IWGCX	IWGIX	IWGNX

^	Effective July 1, 2021, references to Class N are replaced with Class R6 for each applicable Fund.

*	Effective July 1, 2021, the name of Ivy Accumulative Fund changed to Delaware Ivy Accumulative Fund.

**	Effective July 1, 2021, the name of Ivy Wilshire Global Allocation Fund changed to Delaware Ivy Wilshire Global Allocation Fund.

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting www.ivyinvestments.com or calling 1-888-923-3355. Investors should read the prospectus and the summary prospectus carefully before investing. You can obtain shareholder reports and prospectuses online instead of in the mail. Visit www.ivyinvestments.com/go-paperless-with-eDelivery for more information.

IVY INVESTMENTS® refers to the investment management and investment advisory services offered by Macquarie Investment Management Business Trust (MIMBT) through its various series.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the “Ivy Funds”), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”).

The Transaction closed on April 30, 2021. The Ivy Funds, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust, and distributed by Delaware Distributors, L.P.

CONTENTS	IVY FUNDS

*	Effective July 1, 2021, the name of Ivy Accumulative Fund changed to Delaware Ivy Accumulative Fund.

**	Effective July 1, 2021, the name of Ivy Wilshire Global Allocation Fund changed to Delaware Ivy Wilshire Global Allocation Fund.

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus at www.ivyinvestments.com/reports/ivy.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Funds are governed by US laws and regulations. Unless otherwise noted, views expressed herein are current as of June 30, 2021, and subject to change for events occurring after such date. The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

2

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended June 30, 2021.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 6 in Notes to Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 12-31-20	Ending Account Value 6-30-21	Expenses Paid During Period*	Beginning Account Value 12-31-20	Ending Account Value 6-30-21	Expenses Paid During Period*
Delaware Ivy Accumulative Fund(a)
Class A	$1,000	$1,097.40	$5.35	$1,000	$1,019.65	$5.15	1.04%
Class B**	$1,000	$1,091.40	$11.29	$1,000	$1,013.98	$10.88	2.18%
Class C	$1,000	$1,092.50	$10.46	$1,000	$1,014.79	$10.07	2.03%
Class I	$1,000	$1,098.40	$4.51	$1,000	$1,020.47	$4.34	0.87%
Class R6^	$1,000	$1,099.60	$3.88	$1,000	$1,021.10	$3.74	0.74%

See footnotes on page 4.

2021	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 12-31-20	Ending Account Value 6-30-21	Expenses Paid During Period*	Beginning Account Value 12-31-20	Ending Account Value 6-30-21	Expenses Paid During Period*
Delaware Ivy Wilshire Global Allocation Fund(b)
Class A	$1,000	$1,092.20	$1.99	$1,000	$1,022.86	$1.92	0.38%
Class B**	$1,000	$1,085.90	$7.51	$1,000	$1,017.64	$7.26	1.37%
Class C	$1,000	$1,087.00	$6.16	$1,000	$1,018.85	$5.96	1.21%
Class I	$1,000	$1,093.20	$0.42	$1,000	$1,024.35	$0.40	0.08%
Class R6^	$1,000	$1,093.40	$0.42	$1,000	$1,024.36	$0.40	0.08%

*

Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 181 days in the six-month period ended June 30, 2021, and divided by 365.

**	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Delaware Ivy Fund.

(1)

This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

^	Effective July 1, 2021, references to Class N are replaced with Class R6 for each applicable Fund.

(a)	Effective July 1, 2021, the name of Ivy Accumulative Fund changed to Delaware Ivy Accumulative Fund.

(b)	Effective July 1, 2021, the name of Ivy Wilshire Global Allocation Fund changed to Delaware Ivy Wilshire Global Allocation Fund.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

4	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY ACCUMULATIVE FUND*

(UNAUDITED)

Gustaf C. Zinn

John P. Bichelmeyer

Below, Gustav C. Zinn, CFA, and John P. Bichelmeyer, CFA, the co-portfolio managers of Delaware Ivy Accumulative Fund, discuss positioning, performance and results for the fiscal year ended June 30, 2021. Mr. Zinn and Mr. Bichelmeyer became co-portfolio managers of the Fund in December 2018. Mr. Zinn and Mr. Bichelmeyer have 23 and 24 years of industry experience, respectively.

Fiscal year Performance

For the 12 Months Ended June 30, 2021
Delaware Ivy Accumulative Fund (Class A shares at net asset value)	45.48%
Delaware Ivy Accumulative Fund (Class A shares, including sales charges)	40.33%

Benchmark and Morningstar averages
Russell 3000 Growth Index	42.99%
(Generally reflects the performance of stocks across all market capitalizations)
Morningstar Large Growth Category Average	41.70%
(Generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

Key drivers

We think we can all truly say that when we are reminiscing with our grandchildren about the most memorable events of our lives, the COVID-19 pandemic will be at or near the top of the list for everyone. A year ago, at the beginning of this fiscal period, we were in the depths of the pandemic, summer activities were canceled, schools were prepping for online learning and the financial markets were only beginning to improve due to massive fiscal and monetary stimulus from governments and central banks around the world. Many people had to endure significant hardships due to employment disruption and the health crisis. But as the year progressed, there was a powerful reminder of the resilience of people and the US economy. Technology proved to be the key enabler for businesses and consumers to pivot to online interactions. The surge in online activity, combined with business expenses that in some areas such as travel and entertainment were down significantly, produced strong earnings growth for many companies. While technology allowed the world to continue to function over the past fiscal year, it is the healthcare sector that will be responsible for the world’s ability to continue to normalize.

Vaccine development and the logistics to get needles into arms was the greatest accomplishment for society overall in the past fiscal year. As vaccination rates increase, we continue to see favorable signs of significant pent-up demand for travel and entertainment, which should provide a meaningful boost to economic growth going forward. From a government policy standpoint over the past year, lawmakers couldn’t have been more accommodative. The Federal Reserve balance sheet was put to work as a backstop to keep interest rates at historic lows. In addition, fiscal stimulus was also record setting as checks were sent to families struggling to keep or find work. While the payback for all this stimulus is a serious long-term risk, financial markets responded positively.

A year ago the key investor debate was whether we were going to have a V-shaped recovery or something worse. While most experts believed a strong V-shaped recovery was too optimistic and that investors should wait to make sure vaccine development was possible, this would prove too cautious an approach. The market had already bottomed a year ago and the V-shaped recovery for the stock market proved to be the right call.

Contributors and detractors

Broad stock market indices rallied close to 40% over the past fiscal year. The Fund outperformed its Russell 3000 Growth Index benchmark due to strong stock picking in the industrials and information technology sectors. Holdings in Kornit Digital Ltd., Five9, Inc. and Taiwan Semiconductor Manufacturing Co. Ltd. were significant contributors to the portfolio’s outperformance. These companies all benefited as the world shifted to be more reliant on technology during the pandemic. In addition, the portfolio took advantage of some attractive prices in companies such as Live Nation, Inc., Caesars Entertainment, Inc. and Darden Restaurants, Inc. (As of June 30, 2021, the Fund no longer held Caesars Entertainment, Inc.) Each of these company’s stock increased materially from pandemic-induced lows as vaccines rolled out last fall. We believe that these companies should continue to see their businesses improve as vaccination rates increase over time. While stock selection was responsible for the majority of outperformance, not owning Google (Alphabet, Inc.) was a drag on portfolio performance.

2021	ANNUAL REPORT	5

Outlook

Looking ahead, it is our belief that economic growth is set to meaningfully accelerate as the service economy reopens. Current economic bottlenecks are likely to keep inflation ahead of expectations in the coming quarters. Areas such as the auto industry are experiencing supply chain disruptions, which has made the production of new cars nearly impossible. As a result, used car prices have risen at unprecedented rates. While it may take longer than some expect, we believe that many of these bottlenecks should normalize over the coming fiscal year.

Today’s key debate is around how long central bankers will view the current high inflation as temporary. While this is discussed ad nauseum, our belief is that strong earnings growth will more than offset any price-to-earnings multiple compression from stubbornly high inflation. This should all result in modest yet attractive equity market returns in the fiscal year ahead. The Fund remains balanced between companies that are positioned to grow sales even during a pandemic and those that should see material improvements to their businesses as consumer behavior normalizes. Thank you for your support and let’s look forward to a less memorable year ahead.

*Effective July 1, 2021, the Fund name changed from Ivy Accumulative Fund. Please see the prospectus supplement dated April 30, 2021 for more information.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends, and do not include fees. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy Accumulative Fund.

6	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY ACCUMULATIVE FUND(a)

ALL DATA IS AS OF JUNE 30, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.9%
Information Technology	48.8%
Consumer Discretionary	13.9%
Industrials	12.1%
Health Care	11.8%
Communication Services	10.9%
Financials	2.4%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.1%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
MasterCard, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Five9, Inc.	Information Technology	Application Software
Kornit Digital Ltd.	Industrials	Industrial Machinery
PayPal, Inc.	Information Technology	Data Processing & Outsourced Services
Facebook, Inc., Class A	Communication Services	Interactive Media & Services
Twilio, Inc., Class A	Information Technology	Internet Services & Infrastructure
Pinterest, Inc., Class A	Communication Services	Interactive Media & Services

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recently published Top 10 Equity Holdings

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy Accumulative Fund changed to Delaware Ivy Accumulative Fund.

2021	ANNUAL REPORT	7

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY ACCUMULATIVE FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class R6^
1-year period ended 6-30-21	40.33%	39.72%	43.94%	45.60%	45.97%
5-year period ended 6-30-21	18.53%	17.88%	18.24%	19.64%	—
10-year period ended 6-30-21	14.22%	13.50%	13.73%	14.89%	—
Since Inception of Class through 6-30-21(5)	—	—	—	—	22.34%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 3.50%(6). Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class R6 shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase. Effective July 1, 2021, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 18 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	2-26-18 for Class R6 shares (the date on which shares were first acquired by shareholders).

(6)	Effective July 1, 2021, investors in Class A shares will pay a maximum sales charge of 5.75%

^	Effective July 1, 2021, references to Class N are replaced with Class R6 for each applicable Fund.

(a)	Effective July 1, 2021, the name of Ivy Accumulative Fund changed to Delaware Ivy Accumulative Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

8	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY ACCUMULATIVE FUND* (in thousands)

JUNE 30, 2021

COMMON STOCKS	Shares	Value
Communication Services

Interactive Home Entertainment – 1.8%
Take-Two Interactive Software, Inc. (A)	195	$34,510

Interactive Media & Services – 6.3%
Facebook, Inc., Class A (A)	192	66,595
Pinterest, Inc., Class A (A)	752	59,366

		125,961

Movies & Entertainment – 2.8%
Live Nation, Inc. (A)	637	55,830

Total Communication Services – 10.9%		216,301
Consumer Discretionary

Automotive Retail – 1.9%
Vroom, Inc. (A)(B)	935	39,139

Internet & Direct Marketing Retail – 6.8%
Amazon.com, Inc. (A)	39	135,415

Restaurants – 5.2%
Chipotle Mexican Grill, Inc., Class A (A)	29	44,185
Darden Restaurants, Inc.	403	58,805

		102,990

Total Consumer Discretionary – 13.9%		277,544
Financials

Consumer Finance – 1.5%
SoFi Technologies, Inc. (A)(B)	1,525	29,235

Insurance Brokers – 0.9%
SelectQuote, Inc. (A)	922	17,748

Total Financials – 2.4%		46,983
Health Care

Biotechnology – 2.6%
CRISPR Therapeutics AG (A)	176	28,495
Genmab A.S. ADR (A)	581	23,715

		52,210

Health Care Equipment – 6.0%
DexCom, Inc. (A)	120	51,069
Insulet Corp. (A)	154	42,205
Tandem Diabetes Care, Inc. (A)	268	26,103

		119,377

Health Care Technology – 1.3%
Inspire Medical Systems, Inc. (A)	135	26,090

Life Sciences Tools & Services – 1.9%
Sartorius Stedim Biotech S.A. (C)	80	37,839

Total Health Care – 11.8%		235,516

COMMON STOCKS (Continued)	Shares	Value
Industrials

Aerospace & Defense – 1.4%
Spirit AeroSystems Holdings, Inc.	580	$27,390

Airlines – 2.1%
Southwest Airlines Co. (A)	773	41,052

Industrial Machinery – 6.2%
Ingersoll-Rand, Inc. (A)	969	47,279
Kornit Digital Ltd. (A)	615	76,478

		123,757

Trucking – 2.4%
Uber Technologies, Inc. (A)	962	48,196

Total Industrials – 12.1%		240,395
Information Technology

Application Software – 16.6%
Anaplan, Inc. (A)	563	30,011
Cadence Design Systems, Inc. (A)	300	41,046
Five9, Inc. (A)	419	76,839
HubSpot, Inc. (A)	91	52,736
Intuit, Inc.	112	54,968
Q2 Holdings, Inc. (A)	297	30,507
Workday, Inc., Class A (A)	185	44,099

		330,206

Data Processing & Outsourced Services – 9.6%
MasterCard, Inc., Class A	212	77,301
PayPal, Inc. (A)	256	74,672
Shift4 Payments, Inc., Class A (A)	425	39,831

		191,804

Internet Services & Infrastructure – 3.0%
Twilio, Inc., Class A (A)	151	59,385

Semiconductors – 5.9%
Ambarella, Inc. (A)	298	31,724
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	329	39,540
Universal Display Corp.	210	46,790

		118,054

Systems Software – 9.6%
Microsoft Corp.	552	149,441
ServiceNow, Inc. (A)	75	41,216

		190,657

Technology Hardware, Storage & Peripherals – 4.1%
Apple, Inc.	601	82,246

Total Information Technology – 48.8%		972,352

TOTAL COMMON STOCKS – 99.9%		$1,989,091
(Cost: $1,115,955)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds(E) – 1.6%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.010% (D)	28,695	$28,695
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	3,616	3,616

		32,311

TOTAL SHORT-TERM SECURITIES – 1.6%		$32,311
(Cost: $32,311)

TOTAL INVESTMENT SECURITIES – 101.5%		$2,021,402
(Cost: $1,148,266)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.5)%		(29,575)

NET ASSETS – 100.0%		$1,991,827

2021	ANNUAL REPORT	9

SCHEDULE OF INVESTMENTS	DELAWARE IVY ACCUMULATIVE FUND* (in thousands)

JUNE 30, 2021

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $29,328 are on loan.

(C)	Listed on an exchange outside the United States.

(D)	Investment made with cash collateral received from securities on loan.

(E)	Rate shown is the annualized 7-day yield at June 30, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,989,091	$—	$—
Short-Term Securities	32,311	—	—
Total	$2,021,402	$—	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

*	Effective July 1, 2021, the name of Ivy Accumulative Fund changed to Delaware Ivy Accumulative Fund.

10	ANNUAL REPORT	2021

See Accompanying Notes to Financial Statements.

MANAGEMENT DISCUSSION	DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND*

(UNAUDITED)

Chace Brundige

W. Jeffery Surles

Nathan Palmer

Anthony Wicklund

Delaware Ivy Wilshire Global Allocation Fund is managed by Delaware Management Company (DMC) and sub-advised by Wilshire Advisors LLC (formerly Wilshire Associates Incorporated) (Wilshire). Wilshire manages the multi-asset segment of the Fund that invests in affiliated mutual funds. DMC develops the universe of affiliated mutual funds, which Wilshire may consider when making asset allocation decisions for the Fund, and manages the Fund’s holdings of private placements and other restricted securities, and cash management. Below, portfolio managers Nathan Palmer, CFA, and Anthony Wicklund, CFA, CAIA, of Wilshire; and Chace Brundige, CFA, and W. Jeffrey Surles, CFA, of DMC discuss positioning, performance and results for the fiscal year ended June 30, 2021. Mr. Palmer and Mr. Wicklund have managed the Fund since May 2017. Mr. Palmer has 24 years of industry experience and Mr. Wicklund has 20 years of industry experience. Mr. Brundige became portfolio manager of the Fund in August 2014. Mr. Surles became a portfolio manager of the Fund in February 2018. Mr. Brundige has 28 years of industry experience and Mr. Surles has 20 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended June 30, 2021
Delaware Ivy Wilshire Global Allocation Fund (Class A shares at net asset value)	27.59%
Delaware Ivy Wilshire Global Allocation Fund (Class A shares including sales charges)	23.19%

Benchmark(s) and Morningstar Category
MSCI All Country World Index (ACWI)	39.27%
(generally reflects the performance of stocks in 46 developed and emerging markets)
Bloomberg Barclays Multiverse Bond Index Hedged (USD)	0.63%
(generally reflects the performance of global bond markets across investment grade and high yield securities)
65% MSCI ACWI / 35% Bloomberg Barclays Multiverse Bond Index Hedged (USD)	24.65%
(generally reflects the performance of a custom blend of global stock markets across developed and emerging market countries, and global bond markets across investment grade and high yield securities)
Morningstar World Allocation Category Average	25.33%
(generally reflects the performance of the universe of funds with similar investment objectives)

Multiple indexes are shown because the Fund invests in multiple asset classes.

Please note that Fund returns include applicable fees and expenses, while index returns do not include any such fees. The performance discussion below is at net asset value (NAV).

An Eventful Year

Continuing where the last fiscal year left, the stock markets mostly continued a strong, steady climb upwards. The MSCI All Country World Index (ACWI) generated gains of 4% or more in five separate months this fiscal year, including an exceptional return of 12.33% in November 2020 alone. In spite of several large monthly moves, equity market volatility was about average for the year, helped by the fact that equity markets mostly trended upwards and did not go through many wild gyrations.

On the health front, COVID-19 continued to dominate as most areas of the world suffered wave after wave of infections, leading to deaths and economic headwinds in many markets. Within the U.S., although COVID-19 was past its first wave before the fiscal year began, the Centers for Disease Control and Prevention (CDC) reported the U.S. suffered nearly 468,000 COVID-19 deaths during the fiscal year, though the trend improved rapidly in recent months. India declared victory over COVID-19 in early 2021, only to suffer the largest infection wave in the world, leading to new, more infectious mutations that are spreading globally. Although vaccines began to roll out in earnest in January 2021, it took several months for production to ramp up to a level high enough for most countries to have any access. Although the efficacy of the vaccines is being challenged by new variants, the good news is that many of the vaccines have proven to prevent severe illness. Deaths from COVID-19 are likely to fall rapidly as vaccines continue to be administered and life has begun returning towards normal in many countries.

2021	ANNUAL REPORT	11

As countries have come out of various levels of lockdown, economic growth has returned. The International Monetary Fund (IMF) predicts global real gross domestic product (GDP) growth will reach 6% in 2021, after falling -3.3% in 2020. Within the U.S., the approximately $6 trillion of stimulus pushed out to citizens helped reduce the fall in GDP and has left consumers flush with cash, burning a hole in their collective pockets. As the economy has reopened, spending has shifted away from areas such as home improvement and home furnishings and more towards travel and entertainment. Large swaths of stimulus have not yet entered the economy yet. For instance, the expanded Child Tax Credit approved as part of the American Rescue Plan Act only began to be distributed to eligible families in July 2021. The stimulus should continue to boost the economy over the coming quarters.

In addition, there is a strong possibility of at least one more large spending bill being passed in the U.S. congress in 2021, likely focusing on rebuilding and improving infrastructure. There may also be a larger, more far-reaching bill passed that would likely create new entitlement programs and would be funded by large tax increases on higher income individuals and through changes to corporate taxes. It remains to be seen if such a bill would boost the economy or would primary serve to redistribute wealth, but the traditional infrastructure bill is likely to modestly boost economic growth and be well-received by the markets.

Holding the wheel steady

The Fund reported a positive return for the fiscal year and outpaced both its blended benchmark index and Morningstar World Allocation category average.

Similar to last year, the Fund ended the fiscal year with about 35% allocated to fixed-income products, about 34% allocated to domestic equity products and about 31% allocated to foreign equity and global real estate products. Among the underlying affiliated mutual funds, Delaware Ivy International Core Equity Fund was the largest allocation at the close of the fiscal year at about 13%, followed by Delaware Ivy Securian Core Bond Fund at about 10%.

For the fiscal year, the largest contributors to performance were the Fund’s allocations to the Delaware Ivy International Core Equity Fund, Delaware Ivy Value Fund and Delaware Ivy Emerging Markets Equity Fund. From an allocation standpoint, our decision to overweight U.S. and foreign small-cap equities (relative to our benchmark) benefited the Fund as smaller capitalization stocks outpaced larger capitalization stocks for the fiscal year. Our overweight to foreign equities, relative to U.S. equities, was mildly detractive as U.S. equity markets continued to outpace developed international and emerging-market equities during the fiscal year. The Fund’s underweight to U.S. dollar hedged foreign, developed market fixed-income exposure served as a tailwind as credit outpaced government fixed income and the U.S. dollar generally weakened versus global currencies.

Allocation changes and opportunities ahead

The Fund’s allowable allocation ranges are wide, but we anticipate equity investments will range from 45-85% and fixed-income investments will range from 15-55% during most market environments. The Fund’s long-term strategic target is a 65% allocation to equities and 35% to global fixed income.

Allocation shifts were relatively gradual during each trading event, with most of the trading taking allocations back to their target weights after strong equity market gains caused material drift relative to targets. In aggregate during the fiscal year, exposure to U.S. credit was reallocated to U.S. government exposure or global/emerging-market credit positions in order to take some gains from our prior overweight to credit and move towards foreign credit exposures that had not recovered as quickly as U.S. credit issues.

A modest trim to U.S. small-cap equities was reallocated to U.S. large-cap equities, in order to reduce the level of overweight to small cap equities, relative to the Fund’s prospectus equity benchmark. Within foreign equities, the allocation to emerging-market equities was materially increased in order to solve two goals. One was to increase emerging-market equity exposure as the Fund’s prospectus equity benchmark weight to emerging-market equities increased. The other goal was to overweight emerging-market equities relative to both foreign developed market equities and U.S. equities, due to our belief that the relatively better health outcomes in many of the larger emerging-market countries would allow those markets to outperform as the world emerged from COVID-19 lockdowns and economic growth began to accelerate. Thus far that overweight has been a modest detractor as the world has began to reopen, but a mix of supply chain bottlenecks and COVID-19 infection increases in some emerging-market countries has weighed on equity and credit returns from those markets.

Domestically, we continue to favor value equities relative to growth equities. Although value equities are usually cheaper than growth equities when using forward price/earnings ratios, value has been relatively cheaper in recent years than growth, Additionally, we believe that value stocks are generally better positioned to take advantage of growth from

12	ANNUAL REPORT	2021

economic re-opening and will likely outperform during periods of rising interest rates that may accompany accelerating global growth. Within the U.S., there is also the specter of increased regulatory scrutiny of mega-cap monopolistic companies that tend to be growth equities. Proposed tax code changes may also serve to be more of a headwind for global, mega cap growth equities.

*Effective July 1, 2021, the Fund name changed from Ivy Wilshire Global Allocation Fund Please see the prospectus supplement dated April 30, 2021 for more information.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. The value of the Fund’s shares will change, and you could lose money on your investment.

The ability of the Fund to meet its investment objective depends both on the allocation of its assets among the underlying funds and the ability of those funds to meet their respective investment objectives. The Fund’s share price will likely change daily based on the performance of the underlying funds in which it invests. In general, the Fund is subject to the same risks as those of the underlying funds it holds.

Although asset allocation among different underlying funds and asset categories generally tends to limit risk and exposure to any one underlying fund, the risk remains that the allocation of assets may skew toward an underlying fund that performs poorly relative to the Fund’s other investments, or to the market as a whole, which would result in the Fund performing poorly.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

Investing in companies involved in one specified sector, country or market capitalization may be more risky and volatile than an investment with greater diversification. The Fund attempts to diversify by investing in a variety of underlying funds, however, certain funds may have correlated risks that are not foreseen or unintended.

These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged, include reinvested dividends and do not include fees. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy Wilshire Global Allocation Fund.

2021	ANNUAL REPORT	13

PORTFOLIO HIGHLIGHTS	DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND(a)

ALL DATA IS AS OF JUNE 30, 2021 (UNAUDITED)

Delaware Ivy Wilshire Global Allocation Fund – Asset Allocation

Affiliated Mutual Funds	99.5%
Delaware Ivy International Core Equity Fund, Class R6	13.1%
Delaware Ivy Securian Core Bond Fund, Class R6	10.5%
Delaware Ivy Value Fund, Class R6	9.9%
Delaware Ivy Emerging Markets Equity Fund, Class R6	9.7%
Delaware Ivy Large Cap Growth Fund, Class R6	8.3%
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class R6	5.9%
Delaware Ivy Pictet Targeted Return Bond Fund, Class R6	5.4%
Delaware Ivy Global Bond Fund, Class R6	4.9%
Delaware Ivy Pzena International Value Fund, Class R6	4.5%
Delaware Ivy Core Equity Fund, Class R6	4.5%
Delaware Ivy Government Securities Fund, Class R6	4.4%
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund, Class R6	3.0%
Delaware Ivy PineBridge High Yield Fund, Class R6	3.0%
Delaware Ivy International Small Cap Fund, Class R6	3.0%
Delaware Ivy Corporate Bond Fund, Class R6	3.0%
Delaware Ivy Mid Cap Growth Fund, Class R6	1.5%
Delaware Ivy Small Cap Growth Fund, Class R6	1.0%
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	1.0%
Delaware Ivy Small Cap Core Fund, Class R6	1.0%
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	1.0%
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class R6	0.9%
Stocks	0.0%
Consumer Discretionary	0.0%
Bonds	0.1%
Corporate Debt Securities	0.1%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.4%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Fund’s prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy Wilshire Global Allocation Fund changed to Delaware Ivy Wilshire Global Allocation Fund.

14	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND(a)

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class B(4)	Class C	Class I	Class R6^
1-year period ended 6-30-21	23.19%	22.35%	26.45%	28.09%	28.06%
5-year period ended 6-30-21	8.12%	7.64%	8.01%	9.26%	—
10-year period ended 6-30-21	4.81%	4.34%	4.50%	5.51%	—
Since Inception of Class through 6-30-21(5)	—	—	—	—	8.40%

(2)

Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A Shares carry a maximum front-end sales load of 3.50%(6). Class B and Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I and Class R6 shares are not subject to sales charges.

(3)

Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase. Effective October 1, 2020, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 12 months of purchase. Effective July 1, 2021, Class A shares carry a CDSC on shares purchased at net asset value for $500,000 or more that are subsequently redeemed within 18 months of purchase.

(4)	Class B shares are not currently available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	2-26-18 for Class R6 shares (the date on which shares were first acquired by shareholders).

(6)	Effective July 1, 2021, investors in Class A shares will pay a maximum sales charge of 5.75%

^	Effective July 1, 2021, references to Class N are replaced with Class R6 for each applicable Fund.

(a)	Effective July 1, 2021, the name of Ivy Wilshire Global Allocation Fund changed to Delaware Ivy Wilshire Global Allocation Fund.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	15

CONSOLIDATED SCHEDULE OF INVESTMENTS	DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND^ (in thousands)

JUNE 30, 2021

COMMON STOCKS	Shares		Value
Consumer Discretionary

Leisure Facilities – 0.0%
COTA Racing & Entertainment LLC, Class B (A)(B)(E)	—	*	$—

Leisure Products – 0.0%
Media Group Holdings LLC, Series H (A)(B)(C)(D)(E)	73		—	*
Media Group Holdings LLC, Series T (A)(B)(C)(D)(E)	9		—	*

			—	*

Total Consumer Discretionary — 0.0%			—	*

TOTAL COMMON STOCKS – 0.0%			$—	*
(Cost: $69,839)

AFFILIATED MUTUAL FUNDS
Delaware Ivy Core Equity Fund, Class R6	2,268		50,971
Delaware Ivy Corporate Bond Fund, Class R6	5,191		34,108
Delaware Ivy Emerging Markets Equity Fund, Class R6	3,558		109,663
Delaware Ivy Global Bond Fund, Class R6	5,430		56,146
Delaware Ivy Government Securities Fund, Class R6	8,952		50,398
Delaware Ivy International Core Equity Fund, Class R6	6,929		148,549
Delaware Ivy International Small Cap Fund, Class R6	2,119		34,099
Delaware Ivy Large Cap Growth Fund, Class R6	2,603		93,705

AFFILIATED MUTUAL FUNDS (Continued)	Shares	Value
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	973	$11,441
Delaware Ivy Mid Cap Growth Fund, Class R6	380	17,394
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	578	11,062
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund, Class R6	3,655	33,805
Delaware Ivy Pictet Targeted Return Bond Fund, Class R6	6,022	61,723
Delaware Ivy PineBridge High Yield Fund, Class R6	3,284	33,862
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class R6	903	10,600
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class R6	4,392	66,708
Delaware Ivy Pzena International Value Fund, Class R6	2,572	50,688
Delaware Ivy Securian Core Bond Fund, Class R6	10,777	118,551
Delaware Ivy Small Cap Core Fund, Class R6	425	10,901
Delaware Ivy Small Cap Growth Fund, Class R6	330	11,268
Delaware Ivy Value Fund, Class R6	3,995	112,304

TOTAL AFFILIATED MUTUAL FUNDS – 99.5%		$1,127,946
(Cost: $889,456)

CORPORATE DEBT SECURITIES	Principal	Value
Consumer Discretionary

Leisure Facilities – 0.1%
Circuit of the Americas LLC, Series D,
0.000%, 10-2-23 (B)(E)(F)	$7,285	$1,275

Total Consumer Discretionary – 0.1%		1,275

TOTAL CORPORATE DEBT SECURITIES – 0.1%		$1,275
(Cost: $6,538)

SHORT-TERM SECURITIES	Shares
Money Market Funds(G) – 0.5%
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%	5,553	5,553

TOTAL SHORT-TERM SECURITIES – 0.5%		$5,553
(Cost: $5,553)

TOTAL INVESTMENT SECURITIES – 100.1%		$1,134,774
(Cost: $971,386)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(723)

NET ASSETS – 100.0%		$1,134,051

Notes to Consolidated Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Restricted securities. At June 30, 2021, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares		Cost	Value
COTA Racing & Entertainment LLC, Class B	9-18-14	—	*	$—	$—
Media Group Holdings LLC, Series H	8-29-13 to 10-31-13	73		50,702	—	*
Media Group Holdings LLC, Series T	7-2-13 to 1-23-15	9		19,137	—	*

		Principal
Circuit of the Americas LLC, Series D, 0.000%, 10-2-23	9-11-14	$7,285		6,538	1,275

				$76,377	$1,275

The total value of these securities represented 0.1% of net assets at June 30, 2021.

(C)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund and consolidated as described in Note 5 of the Notes to Financial Statements.

(D)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

16	ANNUAL REPORT	2021

CONSOLIDATED SCHEDULE OF INVESTMENTS	DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND^ (in thousands)

JUNE 30, 2021

(E)	Securities whose value was determined using significant unobservable inputs.

(F)	Zero coupon bond.

(G)	Rate shown is the annualized 7-day yield at June 30, 2021.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$—	$—	$—	*
Affiliated Mutual Funds	1,127,946	—	—
Corporate Debt Securities	—	—	1,275
Short-Term Securities	5,553	—	—
Total	$1,133,499	$—	$1,275	*

During the year ended June 30, 2021, there were no transfers in or out of Level 3.

^	Effective July 1, 2021, the name of Ivy Wilshire Global Allocation Fund changed to Delaware Ivy Wilshire Global Allocation Fund.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	17

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF JUNE 30, 2021

(In thousands, except per share amounts)	Delaware Ivy Accumulative Fund(1)	Delaware Ivy Wilshire Global Allocation Fund(2)(3)
ASSETS
Investments in unaffiliated securities at value+^	$2,021,402	$6,828
Investments in affiliated securities at value+	—	1,127,946
Investments at Value	2,021,402	1,134,774
Cash	—	9
Investment securities sold receivable	—	462
Dividends and interest receivable	95	187
Capital shares sold receivable	516	123
Receivable from affiliates	4	117
Receivable from securities lending income – net	1,637	—
Prepaid and other assets	92	54
Total Assets	2,023,746	1,135,726

LIABILITIES
Cash collateral on securities loaned at value	28,695	—
Capital shares redeemed payable	1,292	903
Independent Trustees and Chief Compliance Officer fees payable	321	451
Distribution and service fees payable	11	5
Shareholder servicing payable	166	67
Investment management fee payable	37	2
Accounting services fee payable	22	15
Other liabilities	1,375	232
Total Liabilities	31,919	1,675
Total Net Assets	$1,991,827	$1,134,051

NET ASSETS
Capital paid in (shares authorized – unlimited)	$978,755	$976,502
Accumulated earnings gain	1,013,072	157,549
Total Net Assets	$1,991,827	$1,134,051

CAPITAL SHARES OUTSTANDING:
Class A	102,204	77,925
Class B	14	54
Class C	386	729
Class I	26,158	37,634
Class R6	15	6

NET ASSET VALUE PER SHARE:
Class A	$15.44	$9.71
Class B	$11.82	$8.98
Class C	$12.28	$9.12
Class I	$15.63	$9.85
Class R6	$15.56	$9.72

+COST
Investments in unaffiliated securities at cost	$1,148,266	$12,091
Investments in affiliated securities at cost	—	959,295

^Securities loaned at value	29,328	—

(1)	Effective July 1, 2021, the Fund’s name changed from Ivy Accumulative Fund to Delaware Ivy Accumulative Fund.
(2)	Effective July 1, 2021, the Fund’s name changed from Ivy Wilshire Global Allocation Fund to Delaware Ivy Wilshire Global Allocation Fund.
(3)	Consolidated Statement of Assets and Liabilities (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

18	ANNUAL REPORT	2021

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED JUNE 30, 2021

(In thousands)	Delaware Ivy Accumulative Fund(1)	Delaware Ivy Wilshire Global Allocation Fund(2)(3)
INVESTMENT INCOME
Dividends from unaffiliated securities	$5,109	$—
Dividends from affiliated securities	—	21,513
Foreign dividend withholding tax	(147)	—
Interest and amortization from unaffiliated securities	10	311
Securities lending income – net	3,733	—
Total Investment Income	8,705	21,824

EXPENSES
Investment management fee	12,208	610
Distribution and service fees:
Class A	3,589	1,831
Class B	4	11
Class C	41	76
Shareholder servicing:
Class A	1,092	392
Class B	5	15
Class C	13	7
Class I	582	40
Class R6	— *	— *
Registration fees	113	99
Custodian fees	24	2
Independent Trustees and Chief Compliance Officer fees	217	248
Accounting services fee	263	179
Professional fees	32	72
Third-party valuation service fees	— *	—
Other	94	93
Total Expenses	18,277	3,675
Less:
Expenses in excess of limit	(31)	(388)
Reimbursement (see Note 12 in the Notes to Financial Statements)	—	(686)
Total Net Expenses	18,246	2,601
Net Investment Income (Loss)	(9,541)	19,223

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	211,672	239
Investments in affiliated securities	—	14,746
Distributions of realized capital gains from affiliated securities	—	14,303
Forward foreign currency contracts	(1,109)	—
Foreign currency exchange transactions	(8)	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	449,866	(3,718)
Investments in affiliated securities	—	222,509
Forward foreign currency contracts	939	—
Foreign currency exchange transactions	— *	9
Net Realized and Unrealized Gain	661,360	248,088
Net Increase in Net Assets Resulting from Operations	$651,819	$267,311

*	Not shown due to rounding.
(1)	Effective July 1, 2021, the Fund’s name changed from Ivy Accumulative Fund to Delaware Ivy Accumulative Fund.
(2)	Effective July 1, 2021, the Fund’s name changed from Ivy Wilshire Global Allocation Fund to Delaware Ivy Wilshire Global Allocation Fund.
(3)	Consolidated Statement of Operations (See Note 5 in Notes to Financial Statements).

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	19

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Delaware Ivy Accumulative Fund(1)		Delaware Ivy Wilshire Global Allocation Fund(2)(3)
(In thousands)	Year ended 6-30-21	Year ended 6-30-20	Year ended 6-30-21	Year ended 6-30-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(9,541)	$(6,317)	$19,223	$25,085
Net realized gain (loss) on investments	210,555	54,914	29,288	(5,269)
Net change in unrealized appreciation (depreciation)	450,805	145,658	218,800	(10,244)
Net Increase in Net Assets Resulting from Operations	651,819	194,255	267,311	9,572

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class A	(74,107)	(89,643)	(21,626)	(33,577)
Class B	(24)	(66)	(29)	(106)
Class C	(254)	(292)	(202)	(375)
Class I	(18,622)	(21,007)	(11,423)	(17,871)
Class R(4)	—	(21)	—	(10)
Class R6	(32)	(41)	(10)	(11)
Class Y(4)	—	(21)	—	(10)
Total Distributions to Shareholders	(93,039)	(111,091)	(33,290)	(51,960)
Capital Share Transactions	(45,229)	(11,104)	(135,276)	(183,532)
Net Increase (Decrease) in Net Assets	513,551	72,060	98,745	(225,920)
Net Assets, Beginning of Period	1,478,276	1,406,216	1,035,306	1,261,226
Net Assets, End of Period	$1,991,827	$1,478,276	$1,134,051	$1,035,306

(1)	Effective July 1, 2021, the Fund’s name changed from Ivy Accumulative Fund to Delaware Ivy Accumulative Fund.
(2)	Effective July 1, 2021, the Fund’s name changed from Ivy Wilshire Global Allocation Fund to Delaware Ivy Wilshire Global Allocation Fund.
(3)	Consolidated Statements of Changes in Net Assets (See Note 5 in Notes to Financial Statements).
(4)	Effective June 19, 2020, the class liquidated.

See Accompanying Notes to Financial Statements.

20	ANNUAL REPORT	2021

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2021	ANNUAL REPORT	21

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY ACCUMULATIVE FUND ^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital	Total Distributions
Class A Shares
Year ended 6-30-2021	$11.18	$(0.08)	$5.07	$4.99	$—	$(0.73)	$—	$(0.73)
Year ended 6-30-2020	10.57	(0.05)	1.54	1.49	—	(0.88)	—	(0.88)
Year ended 6-30-2019	10.47	0.00 *	1.25	1.25	(0.05)	(1.10)	—	(1.15)
Year ended 6-30-2018	10.09	0.05	1.08	1.13	(0.05)	(0.70)	—	(0.75)
Year ended 6-30-2017	9.27	0.04	1.22	1.26	(0.03)	(0.41)	—	(0.44)
Class B Shares(4)
Year ended 6-30-2021	8.76	(0.19)	3.93	3.74	—	(0.68)	—	(0.68)
Year ended 6-30-2020	8.55	(0.14)	1.23	1.09	—	(0.88)	—	(0.88)
Year ended 6-30-2019	8.67	(0.09)	1.00	0.91	—	(1.03)	—	(1.03)
Year ended 6-30-2018	8.49	(0.07)	0.91	0.84	—	(0.66)	—	(0.66)
Year ended 6-30-2017	7.91	(0.06)	1.03	0.97	—	(0.39)	—	(0.39)
Class C Shares
Year ended 6-30-2021	9.07	(0.17)	4.07	3.90	—	(0.69)	—	(0.69)
Year ended 6-30-2020	8.81	(0.12)	1.26	1.14	—	(0.88)	—	(0.88)
Year ended 6-30-2019	8.90	(0.08)	1.04	0.96	—	(1.05)	—	(1.05)
Year ended 6-30-2018	8.70	(0.05)	0.92	0.87	—	(0.67)	—	(0.67)
Year ended 6-30-2017	8.08	(0.05)	1.06	1.01	—	(0.39)	—	(0.39)
Class I Shares
Year ended 6-30-2021	11.31	(0.05)	5.11	5.06	—	(0.74)	—	(0.74)
Year ended 6-30-2020	10.65	(0.03)	1.57	1.54	—	(0.88)	—	(0.88)
Year ended 6-30-2019	10.55	0.03	1.25	1.28	(0.08)	(1.10)	—	(1.18)
Year ended 6-30-2018	10.16	0.07	1.08	1.15	(0.07)	(0.69)	—	(0.76)
Year ended 6-30-2017	9.32	0.06	1.23	1.29	(0.04)	(0.41)	—	(0.45)
Class R6 Shares
Year ended 6-30-2021	11.24	(0.05)	5.11	5.06	—	(0.74)	—	(0.74)
Year ended 6-30-2020	10.59	(0.02)	1.55	1.53	—	(0.88)	—	(0.88)
Year ended 6-30-2019	10.48	0.04	1.25	1.29	(0.08)	(1.10)	—	(1.18)
Year ended 6-30-2018(5)	10.29	0.03	0.16	0.19	—	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from February 26, 2018 (commencement of operations of the class) through June 30, 2018.

(6)	Expense ratio based on the period excluding reorganization expenses was 2.29%.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2018.

^	Effective July 1, 2021, the Fund’s name changed from Ivy Accumulative Fund to Delaware Ivy Accumulative Fund.

22	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2021	$15.44	45.48%	$1,578		1.04%		-0.56%		—%	—%	40%
Year ended 6-30-2020	11.18	15.01	1,185		1.10		-0.50		—	—	85
Year ended 6-30-2019	10.57	13.86	1,141		1.11		0.02		—	—	123
Year ended 6-30-2018	10.47	11.66	1,119		1.10		0.43		1.11	0.42	79
Year ended 6-30-2017	10.09	14.02	1,148		1.09		0.42		1.11	0.40	102
Class B Shares(4)
Year ended 6-30-2021	11.82	43.72	—	*	2.18		-1.78		3.13	-2.73	40
Year ended 6-30-2020	8.76	13.82	—	*	2.25		-1.64		2.85	-2.24	85
Year ended 6-30-2019	8.55	12.47	1		2.29		-1.09		2.74	-1.54	123
Year ended 6-30-2018	8.67	10.35	1		2.34	(6)	-0.82		2.46	-0.94	79
Year ended 6-30-2017	8.49	12.62	2		2.29		-0.78		2.41	-0.90	102
Class C Shares
Year ended 6-30-2021	12.28	43.94	5		2.03		-1.53		2.04	-1.54	40
Year ended 6-30-2020	9.07	13.99	3		2.06		-1.46		2.14	-1.54	85
Year ended 6-30-2019	8.81	12.88	3		2.07		-0.97		2.15	-1.05	123
Year ended 6-30-2018	8.90	10.45	3		2.07		-0.56		2.08	-0.57	79
Year ended 6-30-2017	8.70	12.96	5		2.06		-0.55		2.09	-0.58	102
Class I Shares
Year ended 6-30-2021	15.63	45.60	409		0.87		-0.39		0.88	-0.40	40
Year ended 6-30-2020	11.31	15.38	289		0.87		-0.28		0.91	-0.32	85
Year ended 6-30-2019	10.65	14.07	261		0.87		0.25		0.91	0.21	123
Year ended 6-30-2018	10.55	11.91	240		0.87		0.65		0.92	0.60	79
Year ended 6-30-2017	10.16	14.28	271		0.87		0.64		0.91	0.60	102
Class R6 Shares
Year ended 6-30-2021	15.56	45.97	—	*	0.74		-0.33		—	—	40
Year ended 6-30-2020	11.24	15.38	1		0.75		-0.18		—	—	85
Year ended 6-30-2019	10.59	14.31	—	*	0.75		0.40		—	—	123
Year ended 6-30-2018(5)	10.48	1.85	—	*	0.74	(7)	0.90	(7)	—	—	79	(8)

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	23

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND^^

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Distributions From Net Investment Income	Distributions From Net Realized Gains	Distributions From Return of Capital	Total Distributions
Class A Shares
Year ended 6-30-2021	$7.84	$0.15	$1.99	$2.14		$(0.15)	$(0.12)	$—	$(0.27)
Year ended 6-30-2020	8.11	0.17	(0.07)	0.10		(0.18)	(0.19)	—	(0.37)
Year ended 6-30-2019	8.48	0.15	0.08	0.23		(0.17)	(0.43)	—	(0.60)
Year ended 6-30-2018	8.59	0.11	0.42	0.53		(0.16)	(0.48)	—	(0.64)
Year ended 6-30-2017	7.94	0.01	0.64	0.65		—	—	—	—
Class B Shares(5)
Year ended 6-30-2021	7.28	0.06	1.84	1.90		(0.08)	(0.12)	—	(0.20)
Year ended 6-30-2020	7.58	0.08	(0.08)	0.00	*	(0.11)	(0.19)	—	(0.30)
Year ended 6-30-2019	7.96	0.06	0.09	0.15		(0.10)	(0.43)	—	(0.53)
Year ended 6-30-2018	8.07	0.03	0.39	0.42		(0.05)	(0.48)	—	(0.53)
Year ended 6-30-2017	7.53	(0.07)	0.61	0.54		—	—	—	—
Class C Shares
Year ended 6-30-2021	7.39	0.08	1.86	1.94		(0.09)	(0.12)	—	(0.21)
Year ended 6-30-2020	7.68	0.10	(0.08)	0.02		(0.12)	(0.19)	—	(0.31)
Year ended 6-30-2019	8.04	0.08	0.09	0.17		(0.10)	(0.43)	—	(0.53)
Year ended 6-30-2018	8.15	0.05	0.39	0.44		(0.07)	(0.48)	—	(0.55)
Year ended 6-30-2017	7.60	(0.05)	0.60	0.55		—	—	—	—
Class I Shares
Year ended 6-30-2021	7.94	0.18	2.02	2.20		(0.17)	(0.12)	—	(0.29)
Year ended 6-30-2020	8.22	0.20	(0.09)	0.11		(0.20)	(0.19)	—	(0.39)
Year ended 6-30-2019	8.58	0.18	0.09	0.27		(0.20)	(0.43)	—	(0.63)
Year ended 6-30-2018	8.70	0.15	0.41	0.56		(0.20)	(0.48)	—	(0.68)
Year ended 6-30-2017	8.01	0.04	0.65	0.69		—	—	—	—
Class R6 Shares
Year ended 6-30-2021	7.84	0.18	1.99	2.17		(0.17)	(0.12)	—	(0.29)
Year ended 6-30-2020	8.12	0.19	(0.08)	0.11		(0.20)	(0.19)	—	(0.39)
Year ended 6-30-2019	8.48	0.18	0.08	0.26		(0.19)	(0.43)	—	(0.62)
Year ended 6-30-2018(6)	8.72	0.03	(0.27)	(0.24)		—	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Does not include expenses of underlying Ivy Funds in which the Fund invests.

(4)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(5)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(6)	For the period from February 26, 2018 (commencement of operations of the class) through June 30, 2018.

(7)	Annualized.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2018.

(9)	Expense ratio based on the period excluding litigation expenses reimbursement was 0.38%.

(10)	Expense ratio based on the period excluding litigation expenses reimbursement was 1.37%.

(11)	Expense ratio based on the period excluding litigation expenses reimbursement was 1.19%.

(12)	Expense ratio based on the period excluding litigation expenses reimbursement was 0.08%.

^^	Effective July 1, 2021, the Fund’s name changed from Ivy Wilshire Global Allocation Fund to Delaware Ivy Wilshire Global Allocation Fund.

24	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver(3)		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)(4)		Portfolio Turnover Rate
Class A Shares
Year ended 6-30-2021	$9.71	27.59%	$756		0.32	%(9)	1.65%		0.35%		1.62%		20%
Year ended 6-30-2020	7.84	0.95	686		0.38		2.12		0.42		2.08		33
Year ended 6-30-2019	8.11	3.52	820		0.40		1.89		0.44		1.85		36
Year ended 6-30-2018	8.48	6.14	972		0.41		1.27		0.45		1.23		35
Year ended 6-30-2017	8.59	8.19	1,080		1.16		0.15		1.21		0.10		156
Class B Shares(5)
Year ended 6-30-2021	8.98	26.35	—	*	1.34	(10)	0.75		2.39		-0.30		20
Year ended 6-30-2020	7.28	-0.25	2		1.44		1.05		1.54		0.95		33
Year ended 6-30-2019	7.58	2.49	4		1.48		0.81		1.50		0.79		36
Year ended 6-30-2018	7.96	5.11	6		1.37		0.31		1.41		0.27		35
Year ended 6-30-2017	8.07	7.17	10		2.23		-0.92		2.40		-1.09		156
Class C Shares
Year ended 6-30-2021	9.12	26.45	7		1.13	(11)	0.96		1.16		0.93		20
Year ended 6-30-2020	7.39	0.02	8		1.20		1.32		1.23		1.29		33
Year ended 6-30-2019	7.68	2.91	11		1.19		1.07		1.21		1.05		36
Year ended 6-30-2018	8.04	5.31	14		1.18		0.64		1.22		0.60		35
Year ended 6-30-2017	8.15	7.24	26		1.97		-0.65		2.06		-0.74		156
Class I Shares
Year ended 6-30-2021	9.85	28.09	371		0.03	(12)	1.95		0.06		1.92		20
Year ended 6-30-2020	7.94	1.13	339		0.07		2.42		0.12		2.37		33
Year ended 6-30-2019	8.22	3.98	426		0.07		2.22		0.12		2.17		36
Year ended 6-30-2018	8.58	6.43	534		0.09		1.59		0.15		1.53		35
Year ended 6-30-2017	8.70	8.61	630		0.83		0.48		0.88		0.43		156
Class R6 Shares
Year ended 6-30-2021	9.72	28.06	—	*	0.02		2.04		0.05		2.01		20
Year ended 6-30-2020	7.84	1.14	—	*	0.07		2.42		0.10		2.39		33
Year ended 6-30-2019	8.12	3.95	—	*	0.07		2.25		0.09		2.23		36
Year ended 6-30-2018(6)	8.48	-2.75	—	*	0.25	(7)	0.91	(7)	0.36	(7)	0.80	(7)	35	(8)

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	25

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS

JUNE 30, 2021

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Delaware Ivy Accumulative Fund (formerly known as Ivy Accumulative Fund) and Delaware Ivy Wilshire Global Allocation Fund (formerly known as Ivy Wilshire Global Allocation Fund) (each, a “Fund”) are two series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager was Ivy Investment Management Company (“IICO” or the “Manager”) through April 30, 2021. Effective April 30, 2021, each Fund’s investment manager is Delaware Management Company (“DMC” or the “Manager”).

Effective May 18, 2017, the Waddell & Reed Advisors Wilshire Global Allocation Fund (the Delaware Ivy Wilshire Global Allocation Fund’s “Predecessor Fund”) began operating as a fund-of-funds. Wilshire Associates Incorporated (“Wilshire”), the Fund’s subadviser, allocates certain of the Fund’s assets among the underlying affiliated funds (the “Multi-Asset Segment”). Prior to May 18, 2017, the Predecessor Fund invested in, among other investments, private placements and other restricted securities in accordance with its investment restrictions. Private placements and other restricted securities may be difficult to resell because a ready market for resale may not exist at any given time. Effective with the Predecessor Fund’s change to a fund-of-funds, the Fund does not intend to further invest in private placements and restricted securities and will seek to sell its holdings of such securities in accordance with its revised principal investment strategies. However, a portion of the Fund’s assets may remain invested in such securities given their limited market for resale. DMC will continue to manage the Fund’s investments in restricted securities and private placements (the “Private Equity Segment”) during that transition.

Each Fund offers Class A, Class B, Class C, Class I and Class R6 (formerly Class N) shares. The Funds’ Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges from Class B shares of another fund within Ivy Funds. Class A shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $500,000 or more that are subsequently redeemed within 12 months of purchase. Class B and Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I and Class R6 shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B and C have a distribution and service plan. Class I shares and Class R6 shares are not included in the plan. With certain exceptions described in the Prospectus, Class B shares and Class C shares will automatically convert to Class A shares 96 months after the date of purchase.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain. The financial statements reflect an estimate of the reclassification of the distribution character.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

26	ANNUAL REPORT	2021

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

The Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statements of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to

2021	ANNUAL REPORT	27

intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The risk that changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (“EONIA”)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Custodian Fees. “Custodian fees” on the Statements of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Effective July 1, 2021 the name of Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund changed to Delaware Ivy Accumulative Fund and Delaware Ivy Wilshire Global Allocation Fund, respectively.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

28	ANNUAL REPORT	2021

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. DMC, pursuant to authority delegated by the Board, has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

2021	ANNUAL REPORT	29

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which values are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

30	ANNUAL REPORT	2021

Transfers from Level 2 to Level 3, if any, occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2, if any, occurred primarily due to the increased availability of observable market data due to increased market activity or information.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statements of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations.

Forward Foreign Currency Contracts. The Funds are authorized to enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts are valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE. The resulting unrealized appreciation and depreciation is reported on the Statements of Assets and Liabilities as a receivable or payable and on the Statements of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statements of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Delaware Ivy Accumulative Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Collateral and rights of offset. A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Additional Disclosure Related to Derivative Instruments

Amount of realized gain (loss) on derivatives recognized on the Statements of Operations for the year ended June 30, 2021:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Delaware Ivy Accumulative Fund	Foreign currency	$—	$—	$—	$—	$(1,109)	$(1,109)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

2021	ANNUAL REPORT	31

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statements of Operations for the year ended June 30, 2021:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Delaware Ivy Accumulative Fund	Foreign currency	$—	$—	$—	$—	$939	$939

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended June 30, 2021, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Delaware Ivy Accumulative Fund	$72	$—	$—	$—	$—	$—

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

5.	BASIS OF CONSOLIDATION FOR THE DELAWARE IVY WILSHIRE GLOBAL ALLOCATION FUND

WRA ASF III (SBP), LLC (the “Company”), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Delaware Ivy Wilshire Global Allocation Fund (referred to as “the Fund” in this subsection). The Company acts as an investment vehicle for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI.

The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Company. The consolidated financial statements include the accounts of the Fund and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Company comprising the entire issued share capital of the Company with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Company.

See the table below for details regarding the structure, incorporation and relationship as of June 30, 2021 of the Company to the Fund (amounts in thousands).

Company	Date of Incorporation	Subscription Agreement	Fund Net Assets	Company Net Assets	Percentage of Fund Net Assets
WRA ASF III (SBP), LLC	4-9-13	4-23-13	$1,134,051	$9	0.00%

6.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS
($ amounts in thousands unless indicated otherwise)

Management Fees. IICO served as each Fund’s investment manager through April 30, 2021. Effective April 30, 2021, DMC serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

•

Delaware Ivy Accumulative Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

•

Delaware Ivy Wilshire Global Allocation Fund: For the Private Equity Segment: 0.70% of net assets of this segment up to $1 billion; 0.65% of net assets of this segment over $1 billion and up to $2 billion; 0.60% of net assets of this segment over $2 billion and up to $3 billion; and 0.55% of net assets of this segment over $3 billion.

For the Multi-Asset Segment, the Fund’s cash on hand and all other Fund assets other than the Private Equity Segment: 0.06% of net assets of this segment up to $500 million; 0.05% of net assets of this segment over $500 million and up to $1 billion; 0.04% of net assets of this segment over $1 billion and up to $2 billion; and 0.03% of net assets of this segment over $2 billion.

32	ANNUAL REPORT	2021

Under an agreement between DMC and Wilshire, Wilshire serves as subadviser for the Multi-Asset Segment of the Delaware Ivy Wilshire Global Allocation Fund. The subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of DMC and the oversight of the Board. DMC pays all applicable costs of the subadviser.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statements of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statements of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statements of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”). Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, Delaware Ivy Accumulative Fund (and Delaware Ivy Wilshire Global Allocation Fund prior to May 18, 2017), pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, the Delaware Ivy Accumulative Fund (and the Delaware Ivy Wilshire Global Allocation Fund prior to May 18, 2017) pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Effective May 18, 2017, under the Accounting and Administrative Services Agreement for the Delaware Ivy Wilshire Global Allocation Fund, the Fund pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$5.748	$11.550	$17.748	$24.198	$31.602	$41.250	$48.150	$60.798	$74.250

In addition, for each class of shares in excess of one, effective May 18, 2017, the Delaware Ivy Wilshire Global Allocation Fund pays WISC a monthly per-class fee equal to 1.25% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statements of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B and Class C shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reaches certain levels. For Class I shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class R6 shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to

2021	ANNUAL REPORT	33

Ivy Distributors, Inc. (“IDI”) through April 30, 2021 and Delaware Distributors, L.P. (“DDLP”) effective April 30, 2021 for Class A shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI/DDLP for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay IDI/DDLP a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate IDI/DDLP for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Sales Charges. As principal underwriter for the Trust’s shares, IDI/DDLP receives sales commissions (which are not an expense of the Trust) for sales of Class A shares. A CDSC may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A shares and is paid to IDI/DDLP. During the year ended June 30, 2021, IDI/DDLP received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC				Commissions Paid(1)
		Class A	Class B	Class C
Delaware Ivy Accumulative Fund	$358	$1	$—	$—	*	$315
Delaware Ivy Wilshire Global Allocation Fund	428	$1	$—	$1		287

*	Not shown due to rounding.

(1)	IDI/DDLP reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

Expense Reimbursements and/or Waivers. DMC, the Funds’ investment manager, DDLP, the Funds’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Funds’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, and extraordinary expenses, if any).

In the table below, Delaware Ivy Accumulative Fund’s expense limits exclude acquired fund fees and expenses, while Delaware Ivy Wilshire Global Allocation Fund’s expense limits include acquired fund fees and expenses. Acquired fund fees and expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the underlying Ivy Funds in which the Delaware Ivy Wilshire Global Allocation Fund invests. Fund and class expense limitations and related waivers/reimbursements for the year ended June 30, 2021 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Delaware Ivy Accumulative Fund	Class B	Contractual	10-1-2016	10-31-2021	2.18%	$3		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2016	10-31-2021	2.03%	1		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-1-2016	10-31-2021	0.87%	27		Shareholder Servicing
	Class R6	Contractual	8-15-2018	10-31-2021	Not to exceed Class I	—		N/A
Delaware Ivy Wilshire Global Allocation Fund	All Classes	Contractual	5-18-2017	10-31-2021	N/A	$276	(1)	Investment Management Fee
	Class A	Contractual	5-18-2017	10-31-2021	1.13%	52		12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	10-1-2016	10-31-2021	2.12%	12		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2016	10-31-2021	1.96%	—		N/A
	Class I	Contractual	10-1-2016	10-31-2021	0.83%	48		Shareholder Servicing
	Class R6	Contractual	8-15-2018	10-31-2021	Not to exceed Class I	—		N/A

(1)	Due to Class A, Class B, Class C, Class I and/or Class R6 contractual expense limits, investment management fees were waived for all share classes.

Any amounts due to the funds as a reimbursement but not paid as of June 30, 2021 are shown as a receivable from affiliates on the Statements of Assets and Liabilities.

34	ANNUAL REPORT	2021

7.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Ivy Funds, Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 7) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended June 30, 2021.

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended June 30, 2021 follows:

	6-30-20 Value		Gross Additions	Gross Reductions		Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	6-30-21 Value		Distributions Received	Capital Gain Distributions
Delaware Ivy Wilshire Global Allocation Fund
Media Group Holdings LLC, Series H(1)(2)(3)	$—	*	$—	$92	(4)	$—	$—	$—	*	$—	$—
Media Group Holdings LLC, Series T(1)(2)(3)	–	*	—	—		—	—	–	*	—	—
Delaware Ivy Apollo Strategic Income Fund, Class R6	26,075		320	27,099		(60)	764	—		320	—
Delaware Ivy Core Equity Fund, Class R6	41,207		10,253	17,080		2,813	13,778	50,971		323	1,041
Delaware Ivy Corporate Bond Fund, Class R6	52,974		7,949	25,401		460	(1,874)	34,108		2,215	896
Delaware Ivy Emerging Markets Equity Fund, Class R6	65,054		26,734	14,263		1,809	30,329	109,663		1,004	—
Delaware Ivy Global Bond Fund, Class R6	21,033		41,014	6,676		(18)	793	56,146		1,430	—
Delaware Ivy Government Securities Fund, Class R6	41,839		16,564	6,680		(73)	(1,252)	50,398		641	—
Delaware Ivy International Core Equity Fund, Class R6	137,253		7,586	41,081		(149)	44,940	148,549		1,951	—
Delaware Ivy International Small Cap Fund, Class R6	45,046		209	25,528		1,147	13,225	34,099		198	—
Delaware Ivy Large Cap Growth Fund, Class R6	79,463		12,235	21,097		2,300	20,804	93,705		227	5,211
Delaware Ivy LaSalle Global Real Estate Fund, Class R6	15,001		1,844	8,206		(714)	3,516	11,441		534	—
Delaware Ivy Mid Cap Growth Fund, Class R6	15,718		1,735	5,101		1,423	3,619	17,394		30	1,421
Delaware Ivy Mid Cap Income Opportunities Fund, Class R6	9,904		737	3,437		797	3,061	11,062		172	—
Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund, Class R6	20,261		15,655	3,741		(105)	1,735	33,805		83	—
Delaware Ivy Pictet Targeted Return Bond Fund, Class R6	57,619		16,119	12,466		(45)	496	61,723		1,021	—
Delaware Ivy PineBridge High Yield Fund, Class R6	36,070		4,754	10,330		134	3,234	33,862		1,824	—
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund, Class R6	14,717		460	7,662		(383)	3,468	10,600		210	—
Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Class R6	65,802		4,468	21,210		3,592	14,056	66,708		1,743	2,648

2021	ANNUAL REPORT	35

	6-30-20 Value	Gross Additions	Gross Reductions	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	6-30-21 Value	Distributions Received	Capital Gain Distributions
Delaware Ivy Pzena International Value Fund, Class R6	$50,440	$1,600	$21,976	$(2,287)	$22,911	$50,688	$781	$—
Delaware Ivy Securian Core Bond Fund, Class R6	105,704	30,248	16,489	(84)	(828)	118,551	4,507	514
Delaware Ivy Small Cap Core Fund, Class R6	14,917	39	9,180	423	4,702	10,901	—	—
Delaware Ivy Small Cap Growth Fund, Class R6	10,354	850	3,954	805	3,213	11,268	—	723
Delaware Ivy Value Fund, Class R6	99,471	10,654	38,601	2,961	37,819	112,304	2,299	1,849

	$1,025,922			$14,746	$222,509	$1,127,946	$21,513	$14,303

*	Not shown due to rounding.

(1)	No dividends were paid during the preceding 12 months

(2)	Securities whose value was determined using significant unobservable inputs

(3)	Restricted securities.

(4)	The amount shown of $92 represents a return of capital.

9.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended June 30, 2021, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Delaware Ivy Accumulative Fund	$—	$706,189	$—	$839,092
Delaware Ivy Wilshire Global Allocation Fund	—	212,046	—	347,258

10.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

Each Fund may lend their portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund—Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statements of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for each Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of June 30, 2021 and the total value of the related cash collateral are disclosed in the Statements of Assets and Liabilities. Income earned by the Funds from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Fund’s securities lending positions and related cash and non-cash collateral received as of June 30, 2021:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Delaware Ivy Accumulative Fund	$29,328	$28,695	$1,226	$29,921

36	ANNUAL REPORT	2021

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

11.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Delaware Ivy Accumulative Fund				Delaware Ivy Wilshire Global Allocation Fund
	Year ended 6-30-21		Year ended 6-30-20		Year ended 6-30-21		Year ended 6-30-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	3,834	$53,023	4,036	$41,211	3,215	$28,751	4,206	$33,457
Class B	1	9	2	19	1	6	4	29
Class C	130	1,441	98	835	98	819	130	986
Class I	7,033	97,161	6,053	63,333	3,077	27,731	3,567	28,746
Class R(1)	N/A	N/A	—	—	N/A	N/A	—	—
Class R6	—	—	23	242	1	7	5	38
Class Y(1)	N/A	N/A	—	—	N/A	N/A	—	—
Shares issued in reinvestment of distributions to shareholders:
Class A	5,138	69,817	8,387	84,035	2,415	21,301	4,019	33,038
Class B	2	24	8	66	3	29	14	106
Class C	23	253	36	291	24	200	48	372
Class I	1,326	18,234	2,035	20,596	1,266	11,308	2,126	17,686
Class R(1)	N/A	N/A	—	—	N/A	N/A	—	—
Class R6	1	15	2	20	— *	2	—	—
Class Y(1)	N/A	N/A	—	—	N/A	N/A	—	—
Shares redeemed:
Class A	(12,714)	(174,951)	(14,357)	(147,246)	(15,246)	(135,017)	(21,725)	(172,507)
Class B	(40)	(428)	(63)	(520)	(189)	(1,556)	(259)	(1,926)
Class C	(115)	(1,274)	(152)	(1,300)	(464)	(3,929)	(491)	(3,668)
Class I	(7,794)	(108,115)	(6,995)	(72,100)	(9,443)	(84,650)	(14,857)	(119,439)
Class R(1)	N/A	N/A	(24)	(269)	N/A	N/A	(29)	(225)
Class R6	(31)	(438)	(5)	(46)	(29)	(278)	—	—
Class Y(1)	N/A	N/A	(24)	(271)	N/A	N/A	(29)	(225)
Net decrease	(3,206)	$(45,229)	(940)	$(11,104)	(15,271)	$(135,276)	(23,271)	$(183,532)

*	Not shown due to rounding.

(1)	Effective June 19, 2020, the class liquidated.

12.	REIMBURSEMENT

Pursuant to the terms of the insurance policy applicable to the matter below, Delaware Ivy Wilshire Global Allocation Fund received reimbursement of Costs of Defense in the amount of $686,333 on January 29, 2021.

In connection with the settlement of a derivative complaint initially filed against Ivy Investment Management Company, Waddell & Reed Investment Management Company, and certain current and former members of the Board of Trustees of Ivy Funds and the Board of Trustees of Waddell & Reed Advisors Funds (collectively, the “Trusts”), purportedly on behalf of the Trusts, defendants agreed to pay $19.9 million, for the benefit of Delaware Ivy Wilshire Global Allocation Fund in full settlement of all claims raised. In the action, Plaintiffs alleged generally that the Delaware Ivy Wilshire Global Allocation Fund and the Waddell & Reed Advisors Global Income Allocation Fund (collectively, the “Funds”), made investments that

2021	ANNUAL REPORT	37

did not comply with the Funds’ prospectuses. Plaintiffs also asserted that defendants breached their fiduciary duties to monitor and supervise the Funds’ investments. The lawsuit asserted a claim for breach of fiduciary duties against all defendants and a claim for breach of contract against the two named management companies. At the time of resolution, all claims related to the Waddell & Reed Advisors Global Income Allocation Fund had been dismissed by the court, leaving only claims related to the Delaware Ivy Wilshire Global Allocation Fund pending. Although defendants denied any and all liability with respect to the allegations, all parties determined that settlement was in the best interest of the Delaware Ivy Wilshire Global Allocation Fund and its shareholders. Delaware Ivy Wilshire Global Allocation Fund shareholders of record as of April 16, 2018, the date the court preliminarily approved the settlement, received court approved notification of the settlement. Following the notification and a final approval hearing, on July 30, 2018, the court granted final approval of the settlement.

13.	OTHER FUND INFORMATION

At a meeting held on January 12, 2021, the Trustees, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”), contingent on PwC finalizing their independence assessment, to serve as the independent registered public accounting firm for the Trust for the fiscal year ending June 30, 2021. PwC affirmed their independence as an independent registered public accounting firm on February 18, 2021. During the fiscal years ended June 30, 2020 and December 31, 2020, Deloitte & Touche LLP’s (“Deloitte”) audit report on the financial statements of each Fund in the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and Deloitte on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on each Fund’s financial statements.

14.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at June 30, 2021 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
Delaware Ivy Accumulative Fund	$1,170,538	$852,767	$1,903	$850,864
Delaware Ivy Wilshire Global Allocation Fund	1,011,154	215,376	91,747	123,629

For Federal income tax purposes, the Funds’ undistributed earnings and profit for the year ended June 30, 2021 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Delaware Ivy Accumulative Fund	$94,491	$68,037	$—	$—	$—
Delaware Ivy Wilshire Global Allocation Fund	8,134	26,219	—	—	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that are generated between January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended June 30, 2021 and 2020 were as follows:

	June 30, 2021		June 30, 2020
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Delaware Ivy Accumulative Fund	$30,790	$62,249	$—	$111,091
Delaware Ivy Wilshire Global Allocation Fund	19,205	14,085	25,830	26,130

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

38	ANNUAL REPORT	2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Board of Trustees of Ivy Funds and Shareholders of Delaware Ivy Accumulative Fund and Delaware Ivy Wilshire Global Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Ivy Accumulative Fund (formerly known as Ivy Accumulative Fund) and Delaware Ivy Wilshire Global Allocation Fund (formerly known as Ivy Wilshire Global Allocation Fund) (two of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended June 30, 2020 and the financial highlights for each of the periods ended on or prior to June 30, 2020 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated August 14, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agents and portfolio company investees. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

August 16, 2021

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie since 2010.

2021	ANNUAL REPORT	39

OTHER INFORMATION	IVY FUNDS

Effective July 1, 2021, investors in Class A shares of Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund will pay a Maximum Sales Charge (Load) Imposed on Purchases of 5.75% for investments less than $50,000 and as follows:

Investment Amount	Front End Sales Load	Dealer Concession	Advanced Commission (Finders Fee)	CDSC
Less than $50,000	5.75%	5.00%
$50,000 - $99,999	4.75%	4.00%
$100,000 - $249,999	3.75%	3.00%
$250,000 - $499,999	2.50%	2.00%
$500,000 - $999,999	2.00%	1.60%
$1 million up to $5 million	0.00%	0.00%	1.00%	1% for 18 months
$5 million up to $25 million	0.00%	0.00%	0.50%	1% for 18 months
$25 million or more	0.00%	0.00%	0.25%	1% for 18 months

There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) or a predecessor distributor paid your financial intermediary a commission on your purchase that received an NAV breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time.

The individual Funds herein have adopted a Liquidity Risk Management Program (the “Program”). The Fund’s board has designated a Liquidity Risk Management Committee (the “Committee”) as the administrator of the Program. The Committee or delegates of the Committee conduct the day-to-day operation of the Program. Under the Program, the Committee manages the Fund’s liquidity risk, which is the risk that any Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors. The Fund’s board reviewed a report prepared by a designee of the Committee regarding the operation, adequacy and effectiveness of the Program from the period April 1, 2020, through December 31, 2020. The report described the Program’s liquidity classification methodology and the methodology in establishing a Fund’s Highly Liquid Investment Minimum (“HLIM”), if necessary. The Committee reported that during the period covered by the report, there were no material changes to the Program and no significant liquidity events impacting the Fund or its ability to timely meet redemptions without dilution to existing shareholders. In addition, the Committee provided its assessment that the Program, including the operation of each Fund’s HLIM, where applicable, had been effective in managing the Fund’s liquidity risk.

40	ANNUAL REPORT	2021

INCOME TAX INFORMATION	IVY FUNDS

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended June 30, 2021:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Delaware Ivy Accumulative Fund	$2,035,749	$2,397,224
Delaware Ivy Wilshire Global Allocation Fund	4,299,358	8,003,187

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Delaware Ivy Accumulative Fund	$62,249,115
Delaware Ivy Wilshire Global Allocation Fund	14,084,915

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The tax status of dividends paid and the pass-through of foreign taxes paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

2021	ANNUAL REPORT	41

BOARD OF TRUSTEES / DIRECTORS AND OFFICERS ADDENDUM	IVY FUNDS (UNAUDITED)

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)	154	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010- April 2015)
Independent Trustees
Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	154	None
Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2015 Chair since March 2015	Private Investor (March 2004-Present)	154	None
Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	154	Director — Banco Santander International (October 2016-December 2019) Director — Santander Bank, N.A. (December 2016- December 2019)
Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011-Present)	154	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)

42	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	89

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children’s Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy NextShares (2019)]

2021	ANNUAL REPORT	43

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010-Present) President — Franklin & Marshall College (July 2002-June 2010)	154

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015-December 2019)

Director and Audit Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020-Present)

44	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)	89

Director, OU Medicine, Inc. (2020 to present); Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Trustee, Waddell & Reed Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Trustee: 1998-2018)

Independent Chairman and Trustee, Ivy NextShares (2016-2019)

2021	ANNUAL REPORT	45

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	Retired; formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)	89

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) (2017-Present)

Director, American Shared Hospital Services (medical device) (2017-Present)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

CoChair, Women Corporate Directors (director education) (2018-2020)

Trustee, Ivy NextShares (2019)

46	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012-December 2016) Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	154

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present)

Director; Audit &

Compensation Committee

Member — Callon

Petroleum Company

(December 2019-Present)

Director; Audit Committee

Member — New Senior

Investment Group Inc.

(January 2021-Present)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018- December 2019)

Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010-April 2013) — PNC Financial Services Group	154

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

2021	ANNUAL REPORT	47

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009-Present)	154

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013-Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013-Present), The Merger Fund VL (2013-Present), WCM Alternatives: Event-Driven Fund (2013-Present), and WCM Alternatives: Credit Event Fund (December 2017-Present)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010-2016)

Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006-July 2012) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) — 3M Company	154	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

48	ANNUAL REPORT	2021

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.

2 Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ Manager, principal underwriter, and transfer agent.

3 Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.

4 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

2021	ANNUAL REPORT	49

ANNUAL PRIVACY NOTICE	IVY FUNDS (UNAUDITED)

FACTS	What does Ivy Funds do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. The information can include:
• Social Security Number and income,
• Assets and transaction history, and
• Checking account information and wire transfer instructions.
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to conduct everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Ivy Funds chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Ivy Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your accounts, respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1(800) 777-6472 with questions about this notice. Client service representatives are available Monday through Friday from 7:30 am to 7:00 pm CST. You may also go to www.ivyinvestments.com/privacy_policy.
If we serve you through an investment professional, such as a registered representative of a broker-dealer or an investment adviser representative (each, a “financial advisor”), please contact them directly. Specific internet addresses, mailing addresses and telephone numbers are listed on your statements and other correspondence.

Who we are
Who is providing this notice?	Ivy Funds
What we do
How does Ivy Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Ivy Funds collect my personal information?	We collect your personal information, for example, when you:
• Give us your contact information or other personal information,
• Open an account, or
• Make deposits to an account or withdrawals from an account.
We also collect your personal information from our affiliates.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness,
• Affiliates from using your information to market to you, and
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

50	ANNUAL REPORT	2021

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Affiliates of Ivy Funds include Waddell & Reed Services Company, Ivy Distributors, Inc., and Ivy Investment Management Company.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Ivy Funds does not share your personal information with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• Ivy Funds does not jointly market.
Other important information
If you own shares of Ivy Funds in the name of a third party, such as a bank or a broker-dealer, the third party’s privacy policy may apply to you in addition to ours.
If you are working with a financial advisor, and the financial advisor leaves their firm and joins another non-affiliated broker-dealer or registered investment adviser, then the financial advisor may be permitted to use limited information to contact you. The information that the financial advisor may use is comprised of your name, address, email address, telephone number and account title.

2021	ANNUAL REPORT	51

PROXY VOTING INFORMATION	IVY FUNDS (UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Call us at 888.923.3355.

Write to us at the following address: WI Services Company, P.O. Box 219722, Kansas City, Missouri 64121-9722.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

52	ANNUAL REPORT	2021

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2021	ANNUAL REPORT	53

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54	ANNUAL REPORT	2021

DELAWARE FUNDS BY MACQUARIE FAMILY

DOMESTIC EQUITY FUNDS

Delaware Ivy Accumulative Fund

Delaware Ivy Core Equity Fund

Delaware Ivy Large Cap Growth Fund

Delaware Ivy Mid Cap Growth Fund

Delaware Ivy Mid Cap Income Opportunities Fund

Delaware Ivy Small Cap Core Fund

Delaware Ivy Small Cap Growth Fund

Delaware Ivy Value Fund

GLOBAL/INTERNATIONAL FUNDS

Delaware Ivy Emerging Markets Equity Fund

Delaware Ivy Global Equity Income Fund

Delaware Ivy Global Growth Fund

Delaware Ivy International Core Equity Fund

Delaware Ivy International Small Cap Fund

Delaware Ivy Managed International Opportunities Fund

Delaware Ivy Pictet Emerging Markets Local Currency Debt Fund

Delaware Ivy Pzena International Value Fund

INDEX FUNDS

Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund

Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund

Delaware Ivy ProShares Interest Rate Hedged High Yield Index Fund

Delaware Ivy ProShares S&P 500 Bond Index Fund

Delaware Ivy ProShares MSCI ACWI Index Fund

SPECIALTY FUNDS

Delaware Ivy Apollo Multi-Asset Income Fund

Delaware Ivy Asset Strategy Fund

Delaware Ivy Balanced Fund

Delaware Ivy Energy Fund

Delaware Ivy LaSalle Global Real Estate Fund

Delaware Ivy Natural Resources Fund

Delaware Ivy Science and Technology Fund

Delaware Ivy Securian Real Estate Securities Fund

Delaware Ivy Wilshire Global Allocation Fund

FIXED INCOME FUNDS

Delaware Ivy Apollo Strategic Income Fund

Delaware Ivy California Municipal High Income Fund

Delaware Ivy Corporate Bond Fund

Delaware Ivy Crossover Credit Fund

Delaware Ivy Global Bond Fund

Delaware Ivy Government Securities Fund

Delaware Ivy High Income Fund

Delaware Ivy Limited-Term Bond Fund

Delaware Ivy Municipal Bond Fund

Delaware Ivy Municipal High Income Fund

Delaware Ivy Pictet Targeted Return Bond Fund

Delaware Ivy PineBridge High Yield Fund

Delaware Ivy Securian Core Bond Fund

MONEY MARKET FUNDS

Delaware Ivy Cash Management Fund

Delaware Ivy Government Money Market Fund

1.888.923.3355

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

2021	ANNUAL REPORT	55

ANN-ACCWIL (6/21)

ITEM 2.	CODE OF ETHICS

(a)

As of June 30, 2021, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of Jerome D. Abernathy, H. Jeffrey Dobbs, John A. Fry, Thomas K. Whitford and Christianna Wood is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Abernathy, Mr. Dobbs, Mr. Fry, Mr. Whitford and Ms. Wood is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2020	$30,800
2021	42,921

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2020	$0
2021	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2020	$21,180
2021	21,680

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2020	$3,905
2021	9,388

These fees are related to the review of internal control.

(e)	(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$25,085 and $31,068 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $60,500 and $88,150 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM	5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM	6. SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.     EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS

(Registrant)

By	/s/David F. Connor
David F. Connor, Secretary

Date: September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Shawn K. Lytle
Shawn K. Lytle, President and Principal Executive Officer

Date: September 3, 2021

By	/s/Richard Salus
Richard Salus, Senior Vice President and Principal Financial Officer

Date: September 3, 2021